Exhibit 99.2 TREMONT MORTGAGE TRUST TRMT Nasdaq Listed Fourth Quarter 2019 Supplemental Operating and Financial Data 1000 Floral Vale, Yardley, PA $14.9 Million First Mortgage Whole Loan All amounts in this report are unaudited

TABLE OF CONTENTS CORPORATE INFORMATION Page Company Profile 4 Investor Information 5 Research Coverage 6 FINANCIALS Fourth Quarter 2019 Highlights 8 TABLE OF CONTENTS TABLE Consolidated Balance Sheets 9 Consolidated Statements of Operations 10 Consolidated Statements of Cash Flows 11 Debt Summary 13 Reconciliation of Net Income (Loss) to Core Earnings (Loss) 14 PORTFOLIO OVERVIEW Fourth Quarter 2019 Portfolio Summary 16 Loan Investment Details 17 Loan Portfolio Diversification 18 Interest Rate Sensitivity 19 Capital Structure Overview 20 WARNING CONCERNING FORWARD-LOOKING STATEMENTS 21 NON-GAAP FINANCIAL MEASURES AND CERTAIN DEFINITIONS 22 Please refer to Non-GAAP Financial Measures and Certain Definitions for terms used throughout this document. Tremont Mortgage Trust ConfidentialSupplemental Operating and Financial Data, December 31, 2019 2

CORPORATE INFORMATION West Park II, St. Louis, MO Part of West Park I, West Park II and Pine View Point Office Portfolio $29.5 Million First Mortgage Whole Loan

COMPANY PROFILE

COMPANY PROFILE

TREMONT MORTGAGE TRUST

The Company:

Tremont Mortgage Trust, or TRMT, we, our or us, is a real estate investment trust, or REIT, that focuses on originating and investing in floating rate first mortgage whole loans secured by middle market and transitional commercial real estate, or CRE. We define middle market CRE as commercial properties that have values up to $75.0 million and transitional CRE as commercial properties subject to redevelopment or repositioning activities that are expected to increase the value of the properties.

Management:

Our Manager, Tremont Realty Advisors LLC, is registered with the Securities and Exchange Commission, or SEC, as an investment adviser and is owned by The RMR Group LLC, or RMR LLC, the majority owned operating subsidiary of The RMR Group Inc., or RMR Inc., a holding company listed on The Nasdaq Stock Market LLC, or Nasdaq, under the symbol "RMR". We collectively refer to RMR Inc. and its consolidated subsidiaries, including RMR LLC, as RMR.

RMR is an alternative asset management company that was founded in 1986 to manage real estate companies and related businesses. RMR primarily provides management services to four publicly traded equity REITs and three real estate related operating businesses. In addition to managing TRMT, RMR manages Service Properties Trust, a REIT that owns a diverse portfolio of hotels and net lease service and necessity-based retail properties, Industrial Logistics Properties Trust, a REIT that owns industrial and logistics properties, Office Properties Income Trust, a REIT that owns properties primarily leased to single tenants and those with high credit quality characteristics such as government entities, and Diversified HealthcareTrust (formerly known as Senior Housing Properties Trust), a REIT that owns high-quality, private-pay healthcare properties like medical office and life science properties, senior living communities and wellness centers. RMR also provides management services to Five Star Senior Living Inc., a publicly traded operator of senior living communities, Sonesta International Hotels Corporation, a privately owned operator and franchisor of hotels and cruise boats, and TravelCenters of America Inc., a publicly traded operator and franchisor of travel centers along the U.S. Interstate Highway System, standalone truck service facilities and restaurants. RMR also advises the RMR Real Estate Income Fund, a publicly traded closed end fund that invests in publicly traded securities of real estate companies, through a wholly owned SEC registered investment advisory subsidiary, as well as manages the RMR Office Property Fund LP, a private, open end core plus fund focused on the acquisition, ownership and leasing of a diverse portfolio of multi-tenant office properties throughout the U.S. As of December 31, 2019, RMR had $32.2 billion of real estate assets under management and the combined RMR managed companies had approximately $12 billion of annual revenues, over 2,100 properties and nearly 50,000 employees.

We believe our Manager's relationship with RMR provides us with a depth of market knowledge that may allow us to identify high quality investment opportunities and to evaluate them more thoroughly than many of our competitors, including other commercial mortgage REITs. We also believe RMR's broad platform provides us with access to RMR's extensive network of real estate owners, operators, intermediaries, sponsors, financial institutions and other real estate related professionals and businesses with which RMR has historical relationships. We also believe that our Manager provides us with significant experience and expertise in investing in middle market and transitional CRE.

Corporate Headquarters:
Two Newton Place
255 Washington Street, Suite 300
Newton, MA 02458-1634
(617) 796-8317

Stock Exchange Listing:
Nasdaq

Trading Symbol:
Common Shares: TRMT

Key Data (as of and for the three months ended December 31, 2019):
(dollars in 000s)

Q4 2019 income from investments, net	$ 2,128
Q4 2019 net income	$ 1,313
Q4 2019 Core Earnings	$ 1,357
Loans held for investment, net	$ 242,078
Total assets	$ 251,929

Tremont Mortgage Trust
Supplemental Operating and Financial Data, December 31, 2019

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INVESTOR INFORMATION Board of Trustees John L. Harrington Joseph L. Morea Jeffrey P. Somers Independent Trustee Independent Trustee Independent Trustee David M. Blackman Adam D. Portnoy Managing Trustee Managing Trustee INVESTOR INFORMATION INVESTOR Senior Management David M. Blackman G. Douglas Lanois President and Chief Executive Officer Chief Financial Officer and Treasurer Contact Information Investor Relations Inquiries Tremont Mortgage Trust Financial inquiries should be directed to Two Newton Place G. Douglas Lanois, Chief Financial Officer and Treasurer, 255 Washington Street, Suite 300 at (617) 658-0755 or dlanois@tremontadv.com Newton, MA 02458-1634 (617) 796-7651 Investor and media inquiries should be directed to jfine@trmtreit.com Joselyn Fine, Manager, Investor Relations, www.trmtreit.com at (617) 796-7651 or jfine@trmtreit.com Tremont Mortgage Trust ConfidentialSupplemental Operating and Financial Data, December 31, 2019 5

RESEARCH COVERAGE

RESEARCH COVERAGE

Equity Research Coverage

UBS Securities, LLC
Brock Vandervliet
(212) 713-2382
brock.vandervliet@ubs.com

Citibank Global Markets, Inc
Arren Cyganovich, CFA
(212) 816-3733
arren.cyganovich@citi.com

JMP Securities
Steven C. DeLaney
(212) 906-3517
sdelaney@jmpsecurities.com

Jones Trading Institutional Services, LLC
Jason M. Stewart
(646) 465-9932
jstewart@jonestrading.com

TRMT is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding TRMT's performance made by these analysts do not represent opinions, forecasts or predictions of TRMT or its management. TRMT does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts.

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FINANCIALS Orchard Trails, Orono, ME $18.1 Million First Mortgage Whole Loan

FOURTH QUARTER 2019 HIGHLIGHTS

FOURTH QUARTER 2019 HIGHLIGHTS (1)

TREMONT MORTGAGE TRUST

Financial Results

- Net income and Core Earnings of $1.3 million and $1.4 million, or $0.16 and $0.17 per diluted common share, respectively.
- Income from investments, net, of $2.1 million.
- Book value per common share of $10.46.
- Distribution of $0.22 per common share declared January 2020 and payable February 2020.

Loan Portfolio

- 12 first mortgage whole loans diversified among office, retail, multifamily, industrial and hotel collateral, with an aggregate total loan commitment of $260.2 million.
  - Weighted average maturity of 3.6 years based on maximum maturities.
  - Weighted average coupon of 5.76% and all in yield of 6.41%.

Loan Originations

- Closed two first mortgage whole loans with an aggregate total loan commitment of $33.0 million.
  - Weighted average maturity of 5.0 years based on maximum maturities.
  - Weighted average coupon of 5.38% and all in yield of 6.06%.

Capitalization

- $15.8 million was available for immediate advancement under our master repurchase facility with Citibank, N.A., or our Master Repurchase Facility, with an additional $32.1 million unused capacity subject to our identifying suitable first mortgage whole loans for investment.
- In place leverage of $165.5 million; 1.8x Net Debt to Equity Ratio.

Interest Rates

- All loans held for investment have floating interest rates and borrowers have hedging instruments in place that the loans require to mitigate interest rate risk.
- Secured borrowings subject to floating interest rates.
- Floating rate assets and floating rate liabilities support earnings stability.

(1) As of December 31, 2019, unless otherwise stated.

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CONSOLIDATED BALANCE SHEETS (dollars in thousands, except per share data) December 31, 2019 2018 ASSETS Cash and cash equivalents $ 8,732 $ 27,024 Restricted cash 143 311 Loans held for investment, net 242,078 135,844 Accrued interest receivable 755 344 Prepaid expenses and other assets 221 390 Total assets $ 251,929 $ 163,913 LIABILITIES AND SHAREHOLDERS' EQUITY FinancialAccounts payable, accrued liabilities and deposits $ 1,011 $ 935 Master repurchase facility, net 164,694 71,691 Note payable, net — 31,485 CONSOLIDATED BALANCE SHEETS CONSOLIDATED SummaryDue to related persons 3 134 Total liabilities 165,708 104,245 Commitments and contingencies Shareholders' equity: Common shares of beneficial interest, $0.01 par value per share; 25,000,000 shares authorized; 8,239,610 and 3,178,817 shares issued and outstanding, respectively 82 32 Additional paid in capital 88,869 62,540 Cumulative net income (loss) 1,937 (2,904) Cumulative distributions (4,667) — Total shareholders’ equity 86,221 59,668 Total liabilities and shareholders' equity $ 251,929 $ 163,913 Tremont Mortgage Trust ConfidentialSupplemental Operating and Financial Data, December 31, 2019 9

CONSOLIDATED STATEMENTS OF OPERATIONS (amounts in thousands, except per share data) Three Months Ended December 31, Year Ended December 31, 2019 2018 2019 2018 INCOME FROM INVESTMENTS: Interest income from investments $ 3,603 $ 1,778 $ 15,475 $ 3,891 Less: interest and related expenses (1,475) (825) (7,047) (1,491) Income from investments, net 2,128 953 8,428 2,400 OTHER EXPENSES: Management fees (1) — — — 447 General and administrative expenses 468 433 2,130 2,101 Reimbursement of shared services expenses 347 335 1,457 1,460 Total expenses 815 768 3,587 4,008 Net income (loss) $ 1,313 $ 185 $ 4,841 $ (1,608) Weighted average common shares outstanding - basic 8,167 3,135 6,234 3,124 Weighted average common shares outstanding - diluted 8,167 3,138 6,234 3,124 Net income (loss) per common share - basic and diluted $ 0.16 $ 0.06 $ 0.77 $ (0.51) CONSOLIDATED STATEMENTS OF OPERATIONS STATEMENTS CONSOLIDATED (1) In June 2018, our Manager agreed to waive any base management fees otherwise due and payable pursuant to our management agreement for the period beginning July 1, 2018 until June 30, 2020. As a result, we did not recognize any base management fees for the three months or year ended December 31, 2019 or the three months ended December 31, 2018. If our Manager had not agreed to waive these base management fees, we would have recognized base management fees of $319 and $1,131 for the three months and year ended December 31, 2019, respectively, and $223 for the three months ended December 31, 2018. For the period from July 1, 2018 through December 31, 2018, we would have recognized $445 of base management fees which would have resulted in our recognizing $892 of total base management fees for the year ended December 31, 2018 (including the $447 of base management fees actually recognized by us during such period). Tremont Mortgage Trust ConfidentialSupplemental Operating and Financial Data, December 31, 2019 10

CONSOLIDATED STATEMENTS OF CASH FLOWS (dollars in thousands) For the Year Ended December 31, 2019 2018 CASH FLOWS FROM OPERATING ACTIVITIES: Net income (loss) $ 4,841 $ (1,608) Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities: Share based compensation 344 430 Amortization of deferred financing costs 613 282 Amortization of loan origination and exit fees (1,697) (296) Changes in operating assets and liabilities: Accrued interest receivable (488) (344) Prepaid expenses and other assets 169 (131) FinancialAccounts payable, accrued liabilities and deposits 76 638 Due to related persons (131) (620) SummaryNet cash provided by (used in) operating activities 3,727 (1,649) CASH FLOWS FROM INVESTING ACTIVITIES: Origination of loans held for investment (149,802) (135,548) Additional funding of loans held for investment (8,268) — Repayments of loans held for investment 53,610 — Net cash used in investing activities (104,460) (135,548) CONSOLIDATED STATEMENTS OF CASH FLOWS STATEMENTS CONSOLIDATED Tremont Mortgage Trust ConfidentialSupplemental Operating and Financial Data, December 31, 2019 11

CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED)

CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED)

TREMONT MORTGAGE TRUST

(dollars in thousands)

	For the Year Ended December 31, 2019	2018
CASH FLOWS FROM FINANCING ACTIVITIES:		
Proceeds from master repurchase facility	127,266	72,582
Repayments under master repurchase facility	(34,312)	—
Proceeds from RMR credit agreement	14,220	—
Repayment of RMR credit agreement	(14,220)	—
Proceeds from note payable	—	31,690
Repayment of note payable	(31,690)	—
Payments of deferred financing costs	(359)	(1,378)
Proceeds from issuance of common shares, net	26,074	—
Repurchase of common shares	(39)	(28)
Distributions	(4,667)	—
Net cash provided by financing activities	82,273	102,866
Decrease in cash, cash equivalents and restricted cash	(18,460)	(34,331)
Cash, cash equivalents and restricted cash at beginning of period	27,335	61,666
Cash, cash equivalents and restricted cash at end of period	$ 8,875	$ 27,335
SUPPLEMENTAL DISCLOSURES:		
Interest paid	$ 6,269	$ 1,024

SUPPLEMENTAL DISCLOSURE OF CASH, CASH EQUIVALENTS AND RESTRICTED CASH:

The following table provides a reconciliation of cash, cash equivalents and restricted cash reported within the consolidated balance sheets to the amounts shown in the consolidated statements of cash flows:

	As of December 31, 2019	2018
Cash and cash equivalents	$ 8,732	$ 27,024
Restricted cash	143	311
Total cash, cash equivalents and restricted cash shown in the consolidated statements of cash flows	$ 8,875	$ 27,335

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DEBT SUMMARY (dollars in thousands) As of December 31, 2019 Coupon Rate Initial Maturity Date Principal Balance DEBT SUMMARY Financings Under Master Repurchase Facility: Multifamily, Houston, TX L + 1.85% 11/10/2020 $ 21,980 Retail, Paradise Valley, AZ L + 2.10% 11/30/2020 4,415 Retail, Coppell, TX L + 2.10% 02/05/2021 11,632 Office, Metairie, LA L + 2.35% 04/11/2021 12,377 Office, Houston, TX L + 2.15% 06/26/2021 9,544 Office, St. Louis, MO L + 1.85% 11/06/2021 20,229 Hotel, Atlanta, GA L + 2.00% 11/06/2021 16,425 Multifamily, Rochester, NY L + 2.00% 11/06/2021 9,714 Industrial, Barrington, NJ L + 2.00% 11/06/2021 26,175 Retail, Omaha, NE L + 2.00% 11/06/2021 9,761 Office, Yardley, PA L + 2.00% 11/06/2021 10,506 Multifamily, Orono, ME L + 1.85% 11/06/2021 12,778 Total/weighted average L + 1.99% $ 165,536 Tremont Mortgage Trust ConfidentialSupplemental Operating and Financial Data, December 31, 2019 13

RECONCILIATION OF NET INCOME (LOSS) TO CORE EARNINGS (LOSS) ) (amounts in thousands, except per share data) Three Months Ended December 31, Year Ended December 31, 2019 2018 2019 2018 Reconciliation of Net Income (Loss) to Core Earnings (Loss): Net income (loss) $ 1,313 $ 185 $ 4,841 $ (1,608) Non-cash equity compensation expense 44 81 344 430 Core earnings (loss) $ 1,357 $ 266 $ 5,185 $ (1,178) Weighted average common shares outstanding - basic 8,167 3,135 6,234 3,124 Weighted average common shares outstanding - diluted 8,167 3,138 6,234 3,124 Core earnings (loss) per common share - basic and diluted $ 0.17 $ 0.08 $ 0.83 $ (0.38) RECONCILIATION OF NET INCOME (LOSS) TO CORE EARNINGS (LOSS) OF NET INCOME (LOSS) TO RECONCILIATION Tremont Mortgage Trust ConfidentialSupplemental Operating and Financial Data, December 31, 2019 14

PORTFOLIO OVERVIEW 1711 Caroline Street, Houston, TX $28.0 Million First Mortgage Whole Loan

FOURTH QUARTER 2019 PORTFOLIO SUMMARY (dollars in thousands) Fourth Quarter 2019 Portfolio Activity Unfunded Commitments Fourth Quarter 2019 Portfolio Summary as $260,167 Total Commitments Originations of December 31, 2019 $227,157 $17,268 Unfunded Commitments $31,045 $3,510 Number of loans 2 12 $18,813 Principal Balance Average loan commitment $16,505 $21,681 Principal Balance $242,899 $208,344 Total loan commitments $33,011 $260,167 Unfunded loan commitments $1,966 $17,268 Q3 2019 Portfolio Originations Fundings Q4 2019 Portfolio Principal balance $31,045 $242,899 Loan Originations by Quarter Weighted average coupon rate 5.38% 5.76% $80,100 $4,710 Weighted average all in yield 6.06% 6.41% $66,290 Weighted average maximum maturity 5.0 3.6 $12,063 FOURTH QUARTER 2019 PORTFOLIO SUMMARY Weighted average LTV 73% 70% $47,465 $2,865 $75,390 Total Commitments $33,011 $1,966 Unfunded Commitments $54,227 $44,600 $31,045 Principal Balance $0 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Tremont Mortgage Trust ConfidentialSupplemental Operating and Financial Data, December 31, 2019 16

LOAN INVESTMENT DETAILS

LOAN INVESTMENT DETAILS

TREMONT MORTGAGE TRUST

(dollars in thousands)

First Mortgage Whole Loans as of December 31, 2019:

Location	Property Type	Origination Date	Committed Principal Amount	Principal Balance	Coupon Rate	All in Yield	Maximum Maturity (date)	Maximum Maturity (years remaining)	LTV
Coppell, TX	Retail	02/05/2019	$ 22,915	$ 21,954	L + 3.50%	L + 4.25%	02/05/2021	1.1	73%
Houston, TX	Multifamily	05/10/2019	28,000	27,475	L + 3.50%	L + 4.37%	11/10/2022	2.9	56%
Paradise Valley, AZ	Retail	11/30/2018	12,790	9,022	L + 4.25%	L + 5.81%	11/30/2022	3.0	48%
Metairie, LA	Office	04/11/2018	18,102	17,030	L + 5.00%	L + 5.65%	04/11/2023	3.3	79%
Barrington, NJ	Industrial	05/06/2019	37,600	34,900	L + 3.50%	L + 4.05%	05/06/2023	3.4	79%
Houston, TX	Office	06/26/2018	15,200	13,719	L + 4.00%	L + 4.61%	06/26/2023	3.5	69%
St. Louis, MO	Office	12/19/2018	29,500	26,971	L + 3.25%	L + 3.75%	12/19/2023	4.0	72%
Atlanta, GA	Hotel	12/21/2018	24,000	23,218	L + 3.25%	L + 3.73%	12/21/2023	4.0	62%
Rochester, NY	Multifamily	01/22/2019	24,550	24,550	L + 3.25%	L + 3.86%	01/22/2024	4.1	74%
Omaha, NE	Retail	06/14/2019	14,500	13,015	L + 3.65%	L + 4.05%	06/14/2024	4.5	77%
Yardley, PA	Office	12/19/2019	14,900	14,008	L + 3.75%	L + 4.48%	12/19/2024	5.0	75%
Orono, ME	Multifamily	12/20/2019	18,110	17,037	L + 3.25%	L + 3.89%	12/20/2024	5.0	72%
Total/weighted average			$ 260,167	$ 242,899	L + 3.59%	L + 4.24%		3.6	70%

First Mortgage Whole Loans Closed Subsequent to December 31, 2019:

Location	Property Type	Origination Date	Committed Principal Amount	Principal Balance	Coupon Rate	All in Yield	Maximum Maturity (date)	Maximum Maturity (years remaining)	LTV
Allentown, PA	Industrial	01/24/2020	$ 14,000	$ 14,000	L + 3.50%	L + 4.02%	01/24/2025	5.0	67%
Dublin, OH	Office	02/18/2020	22,820	12,126	L + 3.75%	L + 5.67%	02/18/2023	3.0	33%
Total/weighted average			$ 36,820	$ 26,126	L + 3.62%	L + 4.79%		4.1	51%

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LOAN PORTFOLIO DIVERSIFICATION (dollars in thousands) Geographic Diversification by Investment (based on book value of loans held for investment as of December 31, 2019) Maximum Maturity Profile (based on principal balances as of December 31, 2019) Midwest: 16% West: 4% East: 37% $140,000 $115,838 $120,000 $100,000 $80,000 South: 43% $68,610 $60,000 Property Type by Investment (based on book value of loans held for investment as of December 31, 2019) $36,497 LOAN PORTFOLIO DIVERSIFICATION $40,000 Retail $21,954 $20,000 Industrial: 14% $0 Office: 30% 2020 2021 2022 2023 2024 Multifamily: 28% Hotel: 10% Retail: 18% Tremont Mortgage Trust ConfidentialSupplemental Operating and Financial Data, December 31, 2019 18

INTEREST RATE SENSITIVITY

INTEREST RATE SENSITIVITY

(dollars in thousands)


Incremental Annual Income from Investments, Net
$2,000
$1,500
$1,000
$500
$0
-$500
-$1,000
(1.00%)
(0.50%)
0.50%
1.00%
Change in USD LIBOR

The interest income on our loans held for investment and the interest expense on our borrowings float with LIBOR. Because we generally lever approximately 75% of our investments, as LIBOR increases, our income from investments, net of interest and related expenses, will increase, and, as LIBOR decreases, our income from investments, net of interest and related expenses, will decrease. However, we have interest rate floor provisions in our loan agreements with borrowers which set a minimum LIBOR rate for each loan. Based on our loan portfolio at December 31, 2019, our weighted average rate floor was 2.15% and the LIBOR used in this analysis was fixed at 1.72%. We do not have a similar interest rate floor provision in our Master Repurchase Agreement. As a result, if LIBOR decreases below the floor established for any of our investments, our income from investments will decrease less than our borrowing costs and the net amount may result in an increase in our net investment income. The above table illustrates the incremental impact on our annual income from investments, net, due to increases and decreases in LIBOR of 50 basis points and 100 basis points taking into consideration our borrowers' interest rate floors as of December 31, 2019. The results in the table above are based on our loan portfolio and debt outstanding at December 31, 2019. Any changes to the mix of our investments or debt outstanding could impact the interest rate sensitivity analysis and this illustration is not meant to forecast future results.

LIBOR is currently expected to be phased out in 2021. We currently expect that the determination of interest under the agreements governing our loans held for investment and our Master Repurchase Facility would be revised as provided under such agreements or amended as necessary to provide for an interest rate that approximates the existing interest rate as calculated in accordance with LIBOR. Despite our current expectations, we cannot be sure that, if LIBOR is phased out or transitioned, the changes to the determination of interest under such agreements would approximate the current calculation in accordance with LIBOR. We do not know what standard, if any, will replace LIBOR if it is phased out or transitioned.

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CAPITAL STRUCTURE OVERVIEW (amounts in thousands) Capital Structure Composition Leverage Capacity (1) (as of December 31, 2019) (as of December 31, 2019) $250,000 $200,000 Equity: 34% $47,946 $150,000 $100,000 $165,536 $50,000 Secured Financing: 66% $0 Master Repurchase Facility Advanced Unused Capacity Debt to Investment Capital Structure Detail CAPITAL STRUCTURE OVERVIEW CAPITAL (as of December 31, 2019) (as of December 31, 2019) Maximum Coupon Initial Maturity Principal (1) $300,000 Secured Financing Facility Size Rate Date Balance Master Repurchase Facility $ 213,482 L + 1.99% 11/06/2021 $ 165,536 $242,899 $250,000 Book Value per Common Share $ $200,000 Shareholders’ equity 86,221 $165,536 Total outstanding common shares 8,240 $ $150,000 Book value per common share 10.46 $100,000 (1) Weighted average rate based on outstanding principal balances as of December 31, 2019. $50,000 $0 Investments Secured Financing Tremont Mortgage Trust ConfidentialSupplemental Operating and Financial Data, December 31, 2019 20

WARNING CONCERNING FORWARD-LOOKING STATEMENTS This supplemental operating and financial data may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws. Also, whenever we use words such as “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, “will”, “may” and negatives or derivatives of these or similar expressions, we are making forward-looking statements. These forward-looking statements are based upon our present intent, beliefs or expectations, but forward-looking statements are not guaranteed to occur and may not occur. Actual results may differ materially from those contained in or implied by our forward- looking statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors, some of which are beyond our control.  The information contained in our filings with the SEC, including under “Risk Factors” in our periodic reports, or incorporated therein, identifies important factors that could cause our actual results to differ materially from those stated in or implied by our forward- looking statements. Our filings with the SEC are available on the SEC's website at www.sec.gov. You should not place undue reliance upon forward-looking statements. Except as required by law, we do not intend to update or change any forward-looking statements as a result of new information, future events or otherwise. WARNING CONCERNING FORWARD-LOOKING STATEMENTS CONCERNING FORWARD-LOOKING WARNING Tremont Mortgage Trust ConfidentialSupplemental Operating and Financial Data, December 31, 2019 21

NON-GAAP FINANCIAL MEASURES AND CERTAIN DEFINITIONS Non-GAAP Financial Measures: We present Core Earnings (Loss), which is considered a “non-GAAP financial measure” within the meaning of the applicable SEC rules. Core Earnings (Loss) does not represent net income (loss) or cash generated from operating activities and should not be considered as an alternative to net income (loss) determined in accordance with GAAP or an indication of our cash flows from operations determined in accordance with GAAP, a measure of our liquidity or operating performance or an indication of funds available for our cash needs. In addition, our methodology for calculating Core Earnings (Loss) may differ from the methodologies employed by other companies to calculate the same or similar supplemental performance measures; therefore, our reported Core Earnings (Loss) may not be comparable to the core earnings (loss) as reported by other companies. We believe that Core Earnings (Loss) provides meaningful information to consider in addition to net income and cash flows from operating activities determined in accordance with GAAP. This measure helps us to evaluate our performance excluding the effects of certain transactions and GAAP adjustments that we believe are not necessarily indicative of our current loan portfolio and operations. In addition, Core Earnings (Loss) is used in determining the amount of base management and incentive fees payable by us to our Manager under our management agreement. Core Earnings (Loss) We calculate Core Earnings (Loss) as net income (loss), computed in accordance with GAAP, including realized losses not otherwise included in net income (loss) determined in accordance with GAAP, and excluding: (a) the incentive fees earned by our Manager (if any); (b) depreciation and amortization (if any); (c) non-cash equity compensation expense; (d) unrealized gains, losses and other similar non-cash items that are included in net income (loss) for the period of the calculation (regardless of whether such items are included in or deducted from net income (loss) or in other comprehensive income (loss) under GAAP) (if any); and (e) one time events pursuant to changes in GAAP and certain non-cash items (if any). Other Measures: All in yield: All in yield is inclusive of the amortization of deferred fees over the initial term of the loan. Maximum Maturity: Maximum maturity assumes all extension options are exercised, which options are subject to the borrower meeting certain conditions. LTV: Loan to Value Ratio, or LTV, represents the initial loan amount divided by the underwritten in place value at closing. Net Debt: Principal balance of debt less cash. NON-GAAP FINANCIAL MEASURES AND CERTAIN DEFINITIONS AND CERTAIN MEASURES FINANCIAL NON-GAAP Tremont Mortgage Trust ConfidentialSupplemental Operating and Financial Data, December 31, 2019 22